Subsequent Events	12 Months Ended
Dec. 30, 2013
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events
On January 31, 2014, we signed the Fifth Amendment to the Credit Facility. Under the Fifth Amendment to the Credit Facility, the consolidated leverage ratio, which we are required to satisfy, was raised to less than (1) 5.85 to 1.00 through to the last day of the second fiscal quarter of 2014, (2) 5.80 to 1.00 through to the third fiscal quarter of 2014, (3) 5.75 to 1.00 for the period commencing the first day of the fourth fiscal quarter of 2014 to the last day of the fourth quarter of 2015, and (4) 5.50 to 1.00 thereafter. The applicable multiple for determining the maximum loan balance under the line of credit was also increased to (a) 4.25 for the period through to the second to last day of the third fiscal quarter of 2014, (b) 4.15 for the period commencing on the last day of the third fiscal quarter of 2014 through to the second to last day of the fourth fiscal quarter of 2014, (c) 4.00 for the period commencing on the last day of the fourth fiscal quarter of 2014 through to the second to last day of the first fiscal quarter of 2016, and (d) 3.75 thereafter. During January and February 2014, we had draws of $5.9 million from our line of credit to fund capital projects. As of March 7, 2014, we had $46.8 million outstanding under our $65.0 million Credit Facility, including $38.0 million under the term loan and $8.8 million under the line of credit, and $1.0 million of additional available borrowing capacity at such date.
On January 8, 2014, we purchased two franchise restaurants in Mobile, Alabama and Destin, Florida from one of our franchisees which will allow for us to expand our Company-owned operations to these markets. The purchase price for the acquisition was $1.2 million subject to purchase price adjustments.